UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ILLINOIS TOOL WORKS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.
SEC 1913 (11-01)

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on May 6, 2016.
Meeting Information
ILLINOIS TOOL WORKS INC.	Meeting Type: Annual Meeting
For holders as of: March 8, 2016
Date: May 6, 2016 Time: 9:00 AM CDT

Location:    Illinois Tool Works Inc.

                    155 Harlem Avenue

                    Glenview, IL 60025

* Enter the campus from Waukegan Road at Overlook Drive. Signage will direct you to the meeting location.

Directions to the meeting location can be found on the Company’s website at www.itw.com.

You must register to attend the meeting. Information is available in the “Notice of Annual Meeting of Stockholders” accompanying the proxy statement.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot or proxy card. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M99480-P71812-Z66932

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE AND PROXY STATEMENT        2. ANNUAL REPORT/FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:          www.proxyvote.com

2) BY TELEPHONE:      1-800-579-1639

3) BY E-MAIL*:              sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: You must register to attend the meeting and present a ticket to gain entrance. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Shareholder Meeting Registration: To attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

M99481-P71812-Z66932

Voting Items

The Board of Directors recommends you vote FOR all nominees:	The Board of Directors recommends you vote FOR the following proposals:

1.   Election of Directors

  1a.     Daniel J. Brutto

  1b.     Susan Crown

  1c.     James W. Griffith

  1d.     Richard H. Lenny

  1e.     Robert S. Morrison

  1f.      E. Scott Santi

  1g.     James A. Skinner

  1h.     David B. Smith, Jr.

  1i.      Pamela B. Strobel

  1j.      Kevin M. Warren

  1k.      Anré D. Williams

2.      Ratification of the appointment of Deloitte &

Touche LLP as ITW’s independent registered public accounting firm for 2016;

3.      Advisory vote to approve executive

compensation;

4.      Approval of an amendment to the Illinois Tool

Works Inc. Amended and Restated Certificate of Incorporation to permit stockholders to call special meetings; and

5.      Re-approval of the material terms of the

performance goals under the Illinois Tool Works Inc. 2011 Cash Incentive Plan for purposes of 162(m) of the Internal Revenue Code.

The Board of Directors recommends you vote AGAINST the following proposal:

6.      A non-binding stockholder proposal, if

presented at the meeting, to exclude share repurchases from determinations of senior executive incentive compensation awards.

M99482-P71812-Z66932

M99483-P71812-Z66932

Illinois Tool Works Inc. Corporate Headquarters 155 Harlem Avenue Glenview, IL 60025

IMPORTANT INFORMATION FOR ITW 401(k) PLAN PARTICIPANTS

REGARDING THE

ILLINOIS TOOL WORKS INC.

2016 PROXY STATEMENT,

2015 ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

Dear ITW 401(k) Plan Participant:

As a participant in the ITW 401(k) Plan (or a beneficiary with an account under the 401(k) Plan), you have the right to direct the 401(k) Plan trustee to vote the shares of ITW common stock held in your 401(k) Plan account in connection with the Annual Meeting of Stockholders to be held May 6, 2016.

Enclosed is an Important Notice Regarding the Availability of Proxy Materials (the “Notice”), informing you that our proxy statement, annual report and Form 10-K are now available by Internet. Please refer to the Notice for instructions on how to access the proxy materials online and how to direct the 401(k) Plan trustee to vote your shares. To direct the 401(k) Plan trustee, you may vote electronically through the Internet or by mail. In order to vote you must use one of these methods. You will need the information that is printed in the box marked by the arrow from the Notice to gain Internet access through www.proxyvote.com and to vote your shares in connection with the Annual Meeting of Stockholders to be held May 6, 2016. Your voting instructions are confidential and are not disclosed to ITW.

The enclosed Notice includes instructions for how to request and receive a paper or e-mail copy of the proxy materials. You may also pick up a paper copy of the proxy statement and annual report/Form 10-K from your Human Resources Department, but you must follow the instructions on the Notice in order to cast your vote. If you receive more than one Notice, you should follow the voting instructions using the information that is printed in the box marked by the arrow from each Notice to be sure all of your shares are voted.

THE NOTICE IS NOT A PROXY CARD AND CANNOT BE USED TO CAST YOUR VOTE.

The deadline for voting shares held through the ITW 401(k) Plan is 10:59 p.m. Central Daylight Time, Tuesday, May 3, 2016. PLEASE NOTE THAT THIS DEADLINE IS EARLIER THAN THE DATE STATED ON THE PROXY CARD.

Please follow the instructions on the enclosed Notice to access your proxy materials and vote.

DEADLINE FOR VOTING 401(k) PLAN SHARES IS MAY 3, 2016